Exhibit 10.51

AMENDMENT TO SALES AGREEMENT

THIS AMENDMENT TO SALES AGREEMENT (the “Amendment”) is entered into as of the 5th day of May, 2004, by and between PRENTISS PROPERTIES TRUST (the “Company”) and BRINSON PATRICK SECURITIES CORPORATION (the “Sales Manager”), as follows:

RECITALS:

WHEREAS, the Company and the Sales Manager have entered into a Sales Agreement dated as of June 10, 2002 (as the “Agreement”); and

WHEREAS, due to the extent and volume of business conducted between the Company and the Sales Manager, the parties desire to amend the Agreement so as to modify the compensation of the Sales Manager thereunder.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, intending to be legally bound, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Agreement.

SECTION 2. Amendment to Section 2.1(c) of the Agreement. The first sentence of Section 2.1(c) of the Agreement is hereby amended and restated as follows:

The compensation to the Sales Manager for sales of Shares shall be at a fixed commission rate of: (i) 2.00% of the gross sales price per share for the Shares sold under this Agreement until 2,000,000 Shares have been sold hereunder; and (ii) thereafter, 1.5% of the gross sales price per share for the Shares sold under this Agreement.

SECTION 3. Counterparts. This Amendment may be executed in separate counterparts, each of which shall be deemed an original and both of which shall constitute a single agreement.

SECTION 4. Binding Effect. Except as expressly amended hereby, the Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. Any reference to the “Agreement” or the “Sales Agreement” in the Agreement shall be deemed to be a reference to the Agreement as amended hereby.

SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

PRENTISS PROPERTIES TRUST

By:	/s/ Michael A. Ernst

Name: Michael A. Ernst Title: Executive Vice President & CFO

BRINSON PATRICK SECURITIES CORPORATION

By:	/s/ Todd Wyche

Name: Todd Wyche Title: Managing Director

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